SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
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Advisors Series Trust

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ORINDA INCOME OPPORTUNITIES FUND
A Series of Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-467-4632 (855-4ORINDA)

January 31, 2017

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of the Orinda Income Opportunities Fund (the “Old Fund”), a series of Advisors Series Trust (“AST”), a Delaware statutory trust .  The meeting is scheduled to be held at 10:00 a.m., Central Time, on March 15, 2017, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval in connection with two proposals. The first proposal is to reorganize the Old Fund into a newly created series (the “New Fund”) of The RBB Fund, Inc. (“RBB”), a Maryland corporation with its principal offices in Milwaukee, Wisconsin (the “Reorganization”). The Old Fund is organized as a series of AST, an investment company with its principal offices in Milwaukee, Wisconsin.  If shareholders approve the Reorganization, it will take effect on or about April 28, 2017.  At that time, the Old Fund shares you currently own would be exchanged on a tax-free basis for corresponding shares of the New Fund with the same aggregate value. The Reorganization will not result in any change to the investment objective or investment strategies of the fund in which you are invested, although some of the investment policies of the fund will change.  Orinda Asset Management, LLC (“Orinda” or the “Adviser”), the investment adviser to the Old Fund, will continue to serve as the investment adviser to the New Fund.  The management fee rate associated with your investment will not change as a result of the Reorganization and the operating expenses associated with your investment are expected to decrease as a result of the Reorganization.

The second proposal, which is contingent on shareholder approval of the first proposal, is to approve a new investment advisory agreement between Orinda and RBB (“New Investment Advisory Agreement”). Orinda, a Delaware limited liability company, has served as the investment adviser to the Old Fund since its inception.  Effective with the Reorganization, the Adviser anticipates that Orinda Investment Partners LLC (“OIP”), the managing member of the Adviser, will undergo a change in control, resulting in an indirect change in control of the Adviser.  The change in control is not expected to have any material impact on Orinda’s investment philosophy, management approach, staffing or operations.  Mr. Paul Gray, Managing Partner and Chief Investment Officer of the Adviser, currently holds non-voting stock in OIP. Effective with the Reorganization, Mr. Gray will be converting his stock from non-voting shares in OIP to voting shares in OIP (the “Transaction”) which will result in Mr. Gray holding the controlling interest of OIP and therefore, the Adviser. The Transaction is not expected to result in any change in the way your Fund is managed or in the persons responsible for the day-to-day portfolio management of the Fund and there will be no increase in the management fee or other expenses you pay as a shareholder in the Fund.

However, as the Transaction will result in a “change in control” of the Adviser under the Investment Company Act of 1940, as amended, it therefore will also result in a termination of the Fund’s current investment advisory agreement with Orinda.  In order for the Adviser to continue to manage the Fund, it is required that shareholders approve a new investment advisory agreement with the Adviser.   The New Investment Advisory Agreement will be substantially similar to the current investment advisory agreement, as discussed in the enclosed Proxy Statement.  As the Transaction will be effective immediately after the Reorganization, if approved, the New Investment Advisory Agreement would be effective in conjunction with the Fund’s reorganization into RBB.

More information on the specific details and reasons for the Reorganization and the New Investment Advisory Agreement are contained in the enclosed Proxy Statement. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed. Please read these documents carefully.  The Board of Trustees of AST, on behalf of the Old Fund, unanimously recommends that you vote “FOR” the Reorganization.  As the New Investment Advisory Agreement is between Orinda and RBB, the Board of Trustees of AST did not vote on that proposal; however, the board of directors of RBB has approved the New Investment Advisory Agreement, subject to shareholder approval

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. Please submit your vote via the options listed on your proxy card.  You may vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope or by calling the toll-free number on your proxy card to vote by telephone.  Any proposal submitted to a vote at the meeting by anyone other than the officers or trustees of AST may be voted only in person or by written proxy.

If you have any questions, please call us at 1-855-467-4632 (855-4ORINDA) and we will be glad to assist you.

Sincerely,

/s/ Douglas G. Hess
Douglas G. Hess
President
Advisors Series Trust

Orinda Income Opportunities Fund

a series of
Advisors Series Trust

c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 15, 2017
---------------

Dear Shareholders:

The Board of Trustees of Advisors Series Trust (“AST”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Special Meeting”) of Orinda Income Opportunities Fund, a series of AST (the “Old Fund”), to be held at the offices of U.S. Bancorp Fund Services, LLC, the administrator of AST, at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on March 15, 2017 at 10 a.m., Central Time.

The shareholders of the Old Fund are being asked to consider the following proposals:

(1)  To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series (the “New Fund” and together with the Old Fund, each a “Fund”) of The RBB Fund, Inc.  The transfer would be (a) an exchange of your Old Fund shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (the “Reorganization”).

(2)  To approve an Investment Advisory Agreement between Orinda Asset Management, LLC (“Orinda” or the “Adviser”), and RBB Fund, Inc. on behalf of the New Fund.

(3) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

If the Reorganization and Investment Advisory Agreement are approved and consummated, Orinda, the investment adviser to the Old Fund, will continue to serve as investment adviser for the New Fund and the persons responsible for the day-to-day management of the Fund will not change.  The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Fund or its shareholders as a result of the Reorganization.

AST has fixed the close of business on January 17, 2017, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Old Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

The Board of Trustees of AST has carefully reviewed proposal 1 relating to the Reorganization and recommends that you vote “FOR” the Reorganization.  As the Investment Advisory Agreement is between Orinda and RBB, the Board of Trustees of AST did not vote on proposal 2; however, the board of directors of RBB has approved the Investment Advisory Agreement, subject to shareholder approval.

If you have any questions, please call 1-855-467-4632 (855-4ORINDA).  For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

By Order of the Board of Trustees,

/s/ Jeanine M. Bajczyk
Jeanine M. Bajczyk, Esq.
Secretary
Advisors Series Trust

January 31, 2017

Your vote is important – please vote your shares promptly.
Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

Table of Contents

INTRODUCTION	1
QUESTIONS AND ANSWERS	3
FIRST PROPOSAL	8
OVERVIEW	8
BOARD CONSIDERATIONS	9
COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS	9
COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS	13
COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	16
PERFORMANCE INFORMATION	17
COMPARISON OF SHAREHOLDER SERVICES	19
COMPARISON OF VALUATION PROCEDURES	19
MANAGEMENT	20
COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS	21
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	21
FEDERAL INCOME TAX CONSEQUENCES	22
CERTAIN INFORMATION REGARDING THE TRUSTEES/DIRECTORS AND OFFICERS	23
OVERVIEW	29
BOTH PROPOSALS	34
ADDITIONAL INFORMATION	34
OTHER BUSINESS	35
SUBMISSION OF SHAREHOLDER PROPOSALS	35
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES	36
SOLICITATION OF SHAREHOLDER VOTE	36
QUORUM AND REQUIRED VOTE FOR THE OLD FUND	36
HOUSEHOLDING	37
APPENDIX A	A-1
APPENDIX B	B-1

i

Orinda Income Opportunities Fund

a series of
Advisors Series Trust
with its principal offices at
615 East Michigan Street
Milwaukee, Wisconsin 53202
____________

PROXY STATEMENT
____________

SPECIAL MEETING OF SHAREHOLDERS
To Be Held March 15, 2017
____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Advisors Series Trust (“AST”) on behalf of the Orinda Income Opportunities Fund, a series of AST (the “Old Fund”), for use at the Special Meeting of Shareholders of AST (the “Meeting”) to be held at the offices of AST’s administrator at 615 East Michigan Street, Milwaukee, Wisconsin 53202 on March 15, 2017 at 10 a.m., Central Time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about February 2, 2017.

The Meeting has been called by the Board of Trustees for the following purposes:

Proposals
1.
To approve an Agreement and Plan of Reorganization, a copy of which is attached as Appendix A to this Proxy Statement, providing for the transfer of all of the assets of the Old Fund to a corresponding newly created series (the “New Fund” and together with the Old Fund, each a “Fund”) of The RBB Fund, Inc. (“RBB”).  The transfer would be (a) an exchange of your Old Fund shares for shares of the New Fund, which would be distributed pro rata by the Old Fund to the holders of its shares in complete liquidation of the Old Fund, and (b) the assumption by the New Fund of all of the liabilities of the Old Fund (the “Reorganization”).

2.
To approve an Investment Advisory Agreement between Orinda Asset Management, LLC (“Orinda” or the “Adviser”), and RBB Fund, Inc. on behalf of the New Fund, a copy of which is attached as Appendix B to this Proxy Statement.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record of the Old Fund at the close of business on January 17, 2017 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Old Fund’s most recent annual and/or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Orinda Income Opportunities Fund, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-855-467-4632 (855-4ORINDA).

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Shareholders to be held on  March 15, 2017: This proxy statement is available on the Internet at proxyonline.com/docs/orinda2017.pdf.

QUESTIONS AND ANSWERS
WHAT IS THE PURPOSE OF THE REORGANIZATION?

The primary purpose of the Reorganization is to move the Old Fund from AST to RBB. As a series of AST, the Old Fund retains various service providers who provide an array of services to all series of AST. These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”). Orinda has determined that the Old Fund could benefit from savings in operating expenses as a series of RBB and, therefore, has recommended that the Old Fund be reconstituted as a series of RBB. As a series of RBB, operating expenses will be lower for the New Fund than those of the Old Fund.

The Adviser will continue to provide investment advisory services to Fund shareholders as the investment adviser for the New Fund, assuming the new investment advisory agreement is approved, and the persons responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Old Fund or its shareholders as a result of the Reorganization.

Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (distribution). The Third Party Service Arrangements provided to RBB are by the same service providers as those provided to AST, however, there are some services currently being provided by US Bancorp Fund Services, LLC (“USBFS”) to AST (and therefore to the Old Fund) that will not be provided by USBFS to RBB (or, therefore,  the New Fund). For example, USBFS currently provides AST with compliance services, including the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer (“AML”). USBFS also provides significant support with respect to the valuation of the Old Fund’s securities and provides AST with individuals to serve as the Trust’s principal executive officers, including its President, Secretary and Treasurer.  These same services will not be provided to RBB by USBFS; RBB has obtained each of these functions from different sources, as described further below.

Additionally, the New Fund will be overseen by a different board of directors. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

The Adviser to the Old Fund recommends that the Old Fund be reorganized as a series of RBB.

HOW WILL THE REORGANIZATION WORK?

The Reorganization will involve three steps:

•
the transfer of all of the assets and liabilities of the Old Fund to the New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Old Fund then outstanding;

•	the pro rata distribution of shares of the New Fund to shareholders of record of the Old Fund as of the effective date of the Reorganization in full redemption of all shares of the Old Fund; and
•	the complete liquidation and termination of the Old Fund.

The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value and class of the shares of the Old Fund that you held immediately before the Reorganization. Orinda currently acts as the investment adviser to the Old Fund and will continue to act as the investment adviser to the New Fund. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio managers that currently manage the Old Fund.

Approval of the Reorganization is not contingent on shareholder approval of the New Investment Advisory Agreement. If shareholders do not approve the Reorganization, the Board will consider other appropriate action, which may include the liquidation of the Old Fund.

WHAT IS THE PURPOSE OF APPROVING A NEW INVESTMENT ADVISORY AGREEMENT?

You are being asked to vote to approve the Investment Advisory Agreement between Orinda and RBB on behalf of the New Fund (the “New Investment Advisory Agreement”).

In conjunction with the Reorganization, the Adviser anticipates that Orinda Investment Partners LLC (“OIP”), the managing member of the Adviser, will undergo a change in control, resulting in an indirect change in control of the Adviser.  Mr. Paul Gray, Managing Partner and Chief Investment Officer of the Adviser, currently holds non-voting stock in OIP. Mr. Gray will be converting his stock from non-voting shares in OIP to voting shares in OIP (the “Transaction”) which will result in Mr. Gray holding the controlling interest of OIP and therefore, the Adviser. The Transaction is not expected to result in any change in the way the Fund will be managed or in the persons responsible for the day-to-day portfolio management of the Fund and there will be no increase in the management fee or other expenses you pay as a shareholder in the Fund.  However, the Transaction will result in a “ change in control” of the Adviser under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore triggers an automatic termination of the current investment advisory agreement between the Adviser and the Trust on behalf of the Old Fund. In order for Orinda to continue to manage the Fund after the Reorganization, it is required that shareholders approve the New Investment Advisory Agreement.  The New Investment Advisory Agreement will be substantially similar to the current investment advisory agreement, although the agreement will be with RBB, not with AST.

Accordingly, the New Fund is seeking shareholder approval to approve the New Investment Advisory Agreement to allow Orinda to serve as the Fund’s investment adviser following the Transaction which will occur in conjunction with the effectiveness of the Reorganization discussed above.

 Approval of the New Investment Advisory Agreement is contingent on shareholder approval of the Reorganization. If shareholders do not approve the New Investment Advisory Agreement with Orinda, RBB will have to consider other alternatives for the New Fund.

HOW WILL APPROVAL OF THE REORGANIZATION AND INVESTMENT ADVISORY AGREEMENT AFFECT THE OPERATION OF THE FUND?

Approval of the Reorganization and the New Investment Advisory Agreement will not affect the Fund’s investment objective, principal investment strategies, and/or associated risks. In fact, the New Fund’s investment objective, principal investment strategies and associated risks are identical to those of the Old Fund.  The current investment adviser to the Old Fund will act as the investment adviser to the New Fund, although the investment adviser will undergo a change in control as a result of the Transaction. The day-to-day investment management of the portfolio of the New Fund will be provided by the same portfolio managers that currently manage the Old Fund.  Further, it is anticipated that the net expenses of the New Fund following the Reorganization will be lower than the net expenses of the Old Fund due to the New Fund having lower operating expenses than the Old Fund.

The management fee rate of 1.00% pursuant to the New Fund’s investment advisory agreement will be the same as the current management fee rate of 1.00% under the Old Fund’s existing investment advisory agreement.  Identical to the Old Fund, the New Fund will have Rule 12b-1 fees of 0.25% and 1.00% on the Fund’s Class A and Class D shares, respectively, as well as shareholder servicing plan fees of 0.15%, 0.10% and 0.10% of the Fund’s Class A, Class I and Class D shares, respectively.

The approval of the Reorganization and/or New Investment Advisory Agreement will affect some of the other services currently provided to the Old Fund. Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (distribution).  Third Party Service Arrangements will be provided to the New Fund by the same service providers. However, there are some services currently being provided by U.S. Bancorp Fund Services, LLC (“USBFS”) to AST (and therefore to the Old Fund) that will not be provided by USBFS to RBB (or, therefore, the New Fund). For example, USBFS currently provides AST with compliance services, including the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer (“AML Officer”). USBFS also provides significant support with respect to the valuation of the Old Fund’s securities and also provides AST with individuals to serve as the Trust’s principal executive officers, including its President, Secretary and Treasurer.  These same services will not be provided to RBB by USBFS, and RBB has obtained each of these functions from different sources, as described further below.

RBB has retained Vigilant Compliance, LLC (“Vigilant”) to provide compliance services, including RBB’s CCO and AML Officer, and to provide RBB with individuals to serve as President and Assistant Treasurer.  Vigilant is a full service global compliance firm servicing the regulatory needs of a diversified range of investment management clients.  Biographical information with respect to these individuals, and James G. Shaw, who serves as Treasurer and Secretary to RBB, is provided below in the section “Certain Information Regarding the Trustees/Directors and Officers.” RBB has a Valuation Committee comprised of one director and three officers of RBB, and the Valuation Committee is responsible for reviewing fair value determinations made by Orinda in accordance with procedures adopted by the RBB Board.

 In addition, the New Fund will be overseen by a different board of directors.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

It is expected that neither the Old Fund nor its shareholders will recognize any gain or less for federal income tax purposes as a direct result of the Reorganization, and AST and RBB expect to receive a tax opinion confirming this position.  Shareholders should consult their tax adviser about possible tax consequences of the Reorganization, if any, in light of their individual circumstances, including any foreign, state and local tax consequences.

ARE THERE ANY MATERIAL DIFFERENCES BETWEEN THE PRIOR INVESTMENT ADVISORY AGREEMENT AND THE NEW INVESTMENT ADVISORY AGREEMENT?

No.  There are no material differences between the prior investment advisory agreement and the proposed New Investment Advisory Agreement, other than their effective dates and the fact that the New Investment Advisory Agreement is with RBB whereas the prior investment advisory agreement is with AST.

WHO IS PAYING THE EXPENSES RELATED TO THE SPECIAL MEETING, THE REORGANIZATION AND THE TRANSACTION?

The Adviser will pay all costs relating to the Reorganization and Transaction, including the costs relating to the Special Meeting and the Proxy Statement.

IS ADDITIONAL INFORMATION ABOUT THE OLD FUND AVAILABLE?

Yes, additional information about the Old Fund is available in the:

•	Prospectus for the Old Fund;
•	Annual and Semi-Annual Reports to Shareholders of the Old Fund; and
•	Statement of Additional Information (“SAI”) for the Old Fund.

These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”).

Copies of all of these documents are available upon request without charge by writing to or calling:

The RBB Fund, Inc.	Advisors Series Trust
615 East Michigan Street	615 East Michigan Street
Milwaukee, Wisconsin 53202	Milwaukee, Wisconsin 53202
1-855-467-4632 (855-4ORINDA)	1-855-467-4632 (855-4ORINDA)

You also may view or obtain these documents from the SEC:

In Person: At the SEC’s Public Reference Room in Washington, D.C.

By Phone: 202-551-8090

By Mail:	Public Reference Room
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20002
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(‘The RBB Fund, Inc.’ for information on the New Fund)
(‘Advisors Series Trust’ for information on the Old Fund)

WHO IS ELIGIBLE TO VOTE?

Shareholders of record of the Old Fund as of the close of business on January 17, 2017, (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

HOW IS A QUORUM FOR THE SPECIAL MEETING ESTABLISHED?

The presence of 40% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting for the Fund.  Proxies returned for shares that represent broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Each proposal requires the vote of the “majority of the outstanding voting securities” of that Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

HOW DOES THE BOARD SUGGEST THAT I VOTE?

After careful consideration, AST’s Board of Trustees recommends that you vote “FOR” proposal 1 with respect to the Reorganization. Please see the “First Proposal” below for a discussion of the AST Board’s considerations in making its recommendation.  As the New Investment Advisory Agreement is between Orinda and RBB, the Board of Trustees of AST did not vote on proposal 2; however, the board of directors of RBB has approved the New Investment Advisory Agreement, subject to shareholder approval. Please see the “Second Proposal” below for a discussion of the RBB Board’s considerations in approving the New Investment Advisory Agreement.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Old Fund. Additionally, your immediate response on the enclosed proxy card is needed to ensure that a quorum is present at the Special Meeting so that the proposals can be acted upon and to prevent the need for any further proxy solicitations.

HOW DO I PLACE MY VOTE?

You may provide AST with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation.  Please call shareholder services at 1-855-467-4632 (855-4ORINDA) between 8 a.m. and 7 p.m. Central Time, Monday through Friday.

FIRST PROPOSAL
OVERVIEW
At a meeting held August 31, 2016, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of which is attached to this Proxy Statement as Appendix A (the “Plan of Reorganization”).  Under the Plan of Reorganization, the Old Fund, a series of AST, will assign all of its assets to the New Fund, a newly organized series of RBB in exchange solely for (1) the number of New Fund shares equivalent in value to shares of the Old Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the Old Fund’s liabilities, followed by a distribution of those shares to Old Fund shareholders so that the Old Fund shareholders would receive shares of the New Fund equivalent in value to the Old Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about April 28, 2017 (the “Closing Date”).  Both the Old Fund and New Fund are sometimes referred to herein as a “Fund.”  Like AST, RBB is an open-end investment company registered with the SEC.
If the Plan of Reorganization is approved by the Old Fund’s shareholders, they will become shareholders of the New Fund.  The New Fund’s investment objective and principal investment strategies are identical to those of the Old Fund.  In addition, the investment adviser to the Old Fund, Orinda will serve as the investment adviser to the New Fund.
However, there are some differences between the Funds. Currently, Third Party Service Arrangements are provided to AST by U.S. Bank N.A. (custody), U.S. Bancorp Fund Services, LLC (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (distribution).  Third Party Service Arrangements will be provided to the New Fund by the same service providers. However, there are some services currently being provided by U.S. Bancorp Fund Services, LLC (“USBFS”) to AST (and therefore to the Old Fund) that will not be provided by USBFS to RBB (or, therefore, the New Fund). For example, USBFS currently provides AST with compliance services, including the Trust’s Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer (“AML”). USBFS also provides significant support with respect to the valuation of the Old Fund’s securities and also provides AST with individuals to serve as the Trust’s principal executive officers, including its President, Secretary and Treasurer.  These same services will not be provided to RBB by USBFS, RBB has obtained each of these functions from different sources, as described further below.

RBB has retained Vigilant Compliance, LLC (“Vigilant”) to provide compliance services, including RBB’s CCO and AML Officer, and to provide RBB with individuals to serve as President and Assistant Treasurer.  Vigilant is a full service global compliance firm servicing the regulatory needs of a diversified range of investment management clients.  Biographical information with respect to these individuals, and James G. Shaw, who serves as Treasurer and Secretary to RBB, is provided below in the section “Certain Information Regarding the Trustees/Directors and Officers.” RBB has a Valuation Committee comprised of one director and three officers of RBB, and the Valuation Committee is responsible for reviewing fair value determinations made by Orinda in accordance with procedures adopted by the RBB Board.
In addition, the New Fund’s fundamental investment limitations differ from those of the Old Fund.  However, these differences are intended to harmonize the fundamental limitations amongst all of the existing funds in RBB.  The changes will have no impact on the portfolio managers’ day-to-day management of the New Fund.  The differences in the fundamental investment limitations between the Old Fund and the New Fund are set forth under “Comparison of the Investment Limitations of the Funds” on page 6 of this Proxy Statement.  Additionally, none of the members of the Board serve on the board of directors of RBB.

BOARD CONSIDERATIONS
The Adviser recommended that the Board consider and approve the Reorganization. The Adviser indicated to the Board that its ability to support and enhance the prospects for future success of the Old Fund will be served best through the transfer of the assets of the Old Fund to RBB and the New Fund. In making its recommendation, the Adviser noted that the size of RBB, along with the structure of its Third Party Service Arrangements, allows for certain economies of scale to be realized which can result in lower expenses to shareholders and increased prospects to grow the Fund.

The Board noted that the Reorganization would not in any way be detrimental to the current shareholders of the Old Fund, and would not result in any dilution of their interests in the Old Fund, and that shareholders that did not wish to become part of RBB could redeem their shares from the Old Fund prior to the Reorganization without the imposition of any redemption fee.  The Board also considered that the Reorganization had the benefit of being a tax-free reorganization, so that the Reorganization offered shareholders who wished to retain their investment with the Adviser with a tax advantaged means to do so. In addition, the Board considered that the New Fund was designed to be a newly-created “clone” of the Old Fund, with identical investment objective, investment strategies and risks and that they will continue to be managed by the Adviser and by the same portfolio managers. Further, the Board considered that the New Fund’s operating expenses will be lower than those of the Old Fund and therefore, the New Fund will have a lower net expense ratio.  The Board also considered that the Adviser has agreed to assume all of the expenses associated with the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board of Trustees of AST, including the Independent Trustees, approved the Plan of Reorganization and has recommended such Plan to shareholders for their approval.  In approving the Reorganization, the Trustees of AST determined that the proposed Reorganization would be in the best interests of the Old Fund and its shareholders, and that the interest of the Old Fund’s shareholders would not be diluted as a result of the Reorganization.

The Board now submits to shareholders of the Old Fund a proposal to approve the Reorganization.  If shareholders approve the Reorganization, the Trustees and officers of AST will execute and implement the Plan of Reorganization.  If approved, the Reorganization is expected to take effect on or about 8:30 a.m. Central Time on the Closing Date, although that date may be adjusted in accordance with the Plan of Reorganization.  Following the Reorganization, the Old Fund will be dissolved.
COMPARISON OF THE OBJECTIVES, STRATEGIES AND RISKS OF THE FUNDS
The Old Fund is a series of AST, a Delaware statutory trust, and the New Fund is a series of RBB, a Maryland corporation.  The New Fund has been created as a shell series of RBB solely for the purpose of the proposed Reorganization.  The New Fund has an investment objective, principal investment strategies and risks that are identical to those of the Old Fund. Set forth below is the investment objective, principal investment strategy and principal risks of the Old Fund.
Investment Objective
The Fund seeks to maximize current income with potential for modest growth of capital.
Principal Investment Strategies

The Fund will attempt to achieve its investment objective by investing in a wide range of U.S. and non-U.S. publicly traded securities and Rule 144A securities including, but not limited to, equity securities, debt securities, and derivatives.  The Fund’s allocation to these various security types and asset classes will vary over time in response to changing market opportunities with the goal of maximizing current income.

The Fund may invest without limit in equity securities of issuers of any market capitalization.  The types of equity securities in which the Fund will generally invest include common stocks, preferred stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), rights, warrants, depositary receipts and other investment companies, including exchange-traded funds (“ETFs”).  The Fund’s equity investments may also take the form of depositary receipts including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund generally invests in dividend paying stocks. The Fund may invest up to 25% of its net assets in initial public offerings (“IPOs”).  The Fund may also invest without limit in foreign securities, including up to 50% of its net assets in securities of issuers located in emerging markets.  As a result of its investments in REITs, the Fund will be concentrated in the real estate industry.

The Fund may invest without limit in debt securities provided that no more than 30% of its net assets are invested in debt securities rated below investment grade (known as “junk bonds”).  The types of debt securities in which the Fund may invest generally include instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities, mortgage-related or mortgage-backed securities (including “sub-prime” mortgages), asset-backed securities, exchange-traded notes (“ETNs”), floating rate loans, convertible securities, inflation-linked debt securities and subordinated debt securities.  The Fund invests in debt securities with a broad range of maturities and the Fund’s investments may have fixed or variable principal payments.

The Fund may invest up to 85% of its net assets in derivatives, including options, futures (such as bond, index, interest rate and currency futures, but excluding commodities futures) and swaps (such as credit-default swaps, interest rate swaps and total return swaps).  These derivative instruments may be used for investment purposes, to modify or hedge the Fund’s exposure to a particular investment market related risk, to manage the volatility of the Fund, to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates and as a substitute for purchasing or selling securities.

The Fund may utilize leverage (by borrowing against a line of credit for investment purposes) up to one-third of the value of its assets as part of the portfolio management process.  The Fund may also sell securities short with respect to 100% of its net assets and may lend its portfolio securities to generate additional income.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  The Fund is a non-diversified portfolio under the 1940 Act.

The Fund will sell (or close a position in) a security when the Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid.  It is expected that the Fund will have a portfolio turnover in excess of 100% on an annual basis.  The Fund’s investment strategies may periodically result in a significant portion of its assets being invested in the securities of companies in the same sector of the market.

The Adviser may also invest up to 100% of the Fund’s total assets in cash, money-market instruments, bank obligations and other high-quality debt securities for temporary defensive purposes.

Principal Investment Risks

Losing all or a portion of your investment is a risk of investing in the Fund.  The following principal risks could affect the value of your investment.
Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or the value of the individual securities held by the Fund, and you could lose money.

Management Risk.  The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and on its ability to correctly identify economic trends.

Depositary Receipt Risk.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security.  Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.  In addition, investment in ADRs, EDRs and GDRs may be less liquid than the underlying shares in their primary trading market.

Master Limited Partnership Risk.  Investments in securities (units) of MLPs involve risks that differ from an investment in common stock.  To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry.  Additionally, holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership.  There are also certain tax risks associated with an investment in units of MLPs.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments.  Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency.  Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Derivatives Risk.  The Fund’s use of derivatives (which may include options, futures and swaps, among others) may reduce the Fund’s returns and/or increase volatility.  Derivatives involve the risk of improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.  Derivatives are also subject to market risk, interest rate risk, credit risk, counterparty risk and liquidity risk.  Derivatives may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

Exchange-Traded Fund and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETFs or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.  ETFs may not track their underlying indices.

Interest Rate Risk.  The market value of fixed income securities changes in response to interest rate changes and other factors.  Generally, prices of fixed income securities will increase as interest rates fall and will decrease as interest rates rise.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

Credit Risk.  The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Fixed Income Securities Risk.  Fixed income securities are subject to interest rate risk and credit risk.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.  This is known as extension risk.  In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk.  When interest rates decline, borrowers may pay off their mortgages sooner than expected.  This can reduce the returns of the Fund because it may have to reinvest that money at the lower prevailing interest rates.  The risk of default is generally higher in mortgage-related investments that include sub-prime mortgages.  Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Real Estate and REIT Concentration Risk.  The Fund is vulnerable to the risks of the real estate industry, such as the risk that a decline in rental income may occur because of extended vacancies, the failure to collect rents, increased competition from other properties, or poor management.  The value and performance of REITs depends on how well the underlying properties owned by the REIT are managed. In addition, the value of an individual REIT’s securities can decline if the REIT fails to continue qualifying for special tax treatment.  Investments in REITs may involve duplication of management fees and other expenses.

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities.  Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Convertible Bond Risk.  Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk.  Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond.  The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time

Government-Sponsored Entities Risk.  Securities issued by government-sponsored entities may not be backed by the full faith and credit of the United States.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by the Fund are unsecured debt of the issuer.

Preferred Stock Risk.  Preferred stocks may be more volatile than fixed income securities and are more correlated with the issuer’s underlying common stock than fixed income securities.  Additionally, the dividend on a preferred stock may be changed or omitted by the issuer.

Leverage and Short Sales Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale will be successful if the price of the shorted security decreases, however, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

Initial Public Offering Risk.  The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.

Securities Lending Risk.  There are certain risks associated with securities lending, including the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

Non-Diversification Risk.  The Fund is non-diversified.  Performance of a non-diversified fund may be more volatile than performance of a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.  Greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer.
COMPARISON OF THE INVESTMENT LIMITATIONS OF THE FUNDS
The Old Fund and New Fund have adopted fundamental investment limitations, which cannot be changed by AST or RBB without shareholder approval, and non-fundamental investment limitations, which may be approved by the respective fund’s board without shareholder approval.  The differences in fundamental and non-fundamental investment limitations are not expected to have an impact on the day-to-day management or risks of the New Fund and are intended to harmonize the fundamental investment limitations of the New Fund with the other funds in RBB.

The differences in the investment limitations between the Old Fund and the New Fund are set forth below.

	Old Fund (series of AST)	New Fund (series of RBB)
Fund Policies	Fundamental Limitations	Fundamental Limitations
Issuing senior securities;	Issue senior securities, except as permitted under the 1940 Act.
Issue any senior securities, except as permitted under the 1940 Act. (For purposes of this limitation, neither the collateral arrangements with respect to options and futures identified in the limitation listed directly below, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

Borrowing money, including the purpose for which the proceeds will be used;	Borrow money, except as permitted under the 1940 Act.
Borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of the Fund’s total assets at the time of such borrowing and provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets.  Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this limitation, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

Underwriting securities of other issuers;
Engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

Old Fund (series of AST)	New Fund (series of RBB)
Concentrating investments in a particular industry or group of industries;
With the exception of the real estate industry, in which the Fund will concentrate, invest 25% or more of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

With the exception of the real estate industry, in which the Fund will concentrate, invest 25% or more of its total assets in the securities of companies engaged in any one industry.  (Does not apply to investments in the securities of other investment companies or securities of the U.S. Government, its agencies or instrumentalities.)

Purchasing or selling real estate or commodities;
Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.  This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Making loans; and	Make loans to others, except as permitted under the 1940 Act.
Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan.

Old Fund (series of AST)	New Fund (series of RBB)
Non-Fundamental Limitations	Non-Fundamental Limitations
Invest in any issuer for purposes of exercising control or management.
Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

Invest in securities of other investment companies, except as permitted under the 1940 Act.	No similar limitation.
No similar limitation.
Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

Hold, in the aggregate, more than 15% of its net assets in illiquid securities.	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.
COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES
The Reorganization is expected to result overall in a decrease in annual fund operating expenses. The fee rates to be charged by the various service providers to the New Fund are also lower than the fee rates charged to the Old Fund which will result in lower operating expenses for the New Fund.
The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in the Funds.  The examples are intended to help you compare the costs of investing in the New Fund with the cost of investing in the Old Fund and other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.
The pro forma shareholder fees and operating expenses show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses.  The “current” Total Annual Fund Operating Expense Table and Examples shown in the tables are based on current actual expenses incurred by the Old Fund as of June 28, 2016.  The “pro forma” Total Annual Fund Operating Expense Table and Examples shown in the tables are based on the projected expenses the New Fund are expected to incur going forward.
SHAREHOLDER FEES (fees paid directly from your investment)	Current Class I (Old Fund)	Pro Forma Class I (New Fund)	Current Class A (Old Fund)	Pro Forma Class A (New Fund)	Current Class D (Old Fund)	Pro Forma Class D (New Fund)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.00%	5.00%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed)	None	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (Rule 12b-1) Fees	None	None	0.25%	0.25%	1.00%	1.00%
Other Expenses	0.85%	0.78%	0.90%	0.82%	0.81%	0.78%
Interest Expense and Dividends on Securities Sold Short	0.49%	0.49%	0.48%	0.48%	0.49%	0.49%
Shareholder Servicing Plan Fee	0.10%	0.10%	0.15%	0.15%	0.10%	0.10%
Additional Other Expenses	0.26%	0.19%	0.27%	0.19%	0.22%	0.19%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.87%	1.80%	2.17%	2.09%	2.83%	2.80%
(1)
Total Annual Fund Operating Expenses do not correlate to the Ratio of Operating Expenses to Average Net Assets Before Recoupments/Reimbursements in the Financial Highlights section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include expenses attributed to current fees and acquired fund fees and expenses (“AFFE”).

Example
This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in each of the Old Fund and the New Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year		3 Years		5 Years		10 Years
	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)	Current (Old Fund)	Pro Forma (New Fund)
Class I	$190	$183	$588	$566	$1,011	$975	$2,190	$2,116
Class A	$709	$701	$1,145	$1,122	$1,606	$1,568	$2,878	$2,800
Class D	$286	$283	$877	$868	$1,494	$1,479	$3,157	$3,128

PERFORMANCE INFORMATION
The information in this section shows you how the Old Fund has performed and illustrates the variability of the Fund’s returns over time.  The bar chart depicts the Old Fund’s annual total return since inception of the Fund.  The table below provides the average annual total return information for the Fund, and includes both before- and after-tax returns.  The Fund’s average annual returns since inception of the Fund are compared to the performance of appropriate broad-based indexes.
The New Fund has not yet commenced operations and therefore has no performance history.  However, if the Reorganization is approved by shareholders, the New Fund will acquire all of the assets, and assume all of the liabilities, of the Old Fund and will adopt the financial statements and performance history of the Old Fund.
In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Total Returns for the Calendar Years Ended December 31 – Class I

During the period shown in the bar chart, the Fund’s highest quarterly return was 6.50% for the quarter ended June 30, 2016, and the lowest quarterly return was -3.43% for the quarter ended September 30, 2015.

Average Annual Total Returns (For the periods ended December 31, 2016)	1 Year	Since Inception (6/28/2013)(1)	Since Inception (9/27/2013)(2)
Class I
Return Before Taxes	9.51%	3.92%	N/A
Return After Taxes on Distributions	6.50%	1.46%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.76%	2.03%	N/A
Class A
Return Before Taxes	9.22%	3.61%	N/A
Class D
Return Before Taxes	8.55%	N/A	3.19%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.71%	2.74%

(1)	The Fund’s Class I and Class A shares commenced operations on June 28, 2013.
(2)	The Fund’s Class D shares commenced operations on September 27, 2013.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown and after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for Class I; after-tax returns for Class A and Class D will vary, to the extent each class has different expenses.  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon a redemption of Fund shares.

COMPARISON OF SHAREHOLDER SERVICES
Purchase and Redemption Procedures
The New Fund will offer substantially similar shareholder purchase and redemption services as the Old Fund, including telephone purchases and redemptions.  The same third party service providers will process these transactions and provide these services.  Shares of the New Fund may be purchased and redeemed at the net asset value of the shares next calculated plus any applicable sales charge after the transfer agent receives your request in proper form.
Minimum Initial and Subsequent Investment Amounts
You can open an account and add to your account in the Fund by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Fund offers identical account minimums and automatic investment plan as the Old Fund.
Redemptions
You may redeem any or all of your shares in the Old Fund or, after the Reorganization, the New Fund, by writing or telephoning the Old Fund or New Fund, as well as by participating in the Fund’s systematic withdrawal plan.  Under the systematic withdrawal plan, you may redeem a specified amount of money from your account each month, quarter or year.  These payments are sent from your account to a designated bank account by Automated Clearing House (“ACH”) payment or by check to the account address on file.  In order to participate in the systematic withdrawal plan, your account balance must be at least $20,000, and systematic withdrawals must be for at least $100.
Dividends and other Distributions
The New Fund will have the same dividend and distribution policy as the Old Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in the Old Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the New Fund’s shares following the Reorganization.
Fiscal Year
The Old Fund currently operates on a fiscal year ending February 28.  Following the Reorganization, the New Fund will assume the financial history of the corresponding Old Fund. The New Fund anticipates changing the fiscal year end of the New Fund in August 2017 to August 31 of each year in the future to reflect the fiscal year end of the other series of RBB.
Legal Structures
As a technical matter of law, AST is organized as a Delaware statutory trust whose operations are governed by its Agreement and Declaration of Trust, its By-Laws, and applicable Delaware and federal law. RBB is organized as a Maryland corporation and is governed by its Articles of Incorporation, its By-Laws, and applicable Maryland and federal law.  There are no material differences in the rights of shareholders of the Old Fund and the rights of shareholders of the New Fund. Many mutual funds in the United States use either one of these two forms of organization because they are functionally very similar and in either case are subject to federal regulation. The difference between operating as a series of a Delaware statutory trust or as a series of a Maryland corporation will not significantly impact the operations of the Fund or change the responsibilities, powers or the fiduciary duties owed to shareholders by the Board. Further information about AST’s and RBB’s current structure is contained in the Fund’s prospectus and Statement of Additional Information, as well as in AST’s and RBB’s respective governing instruments as well as in Delaware and Maryland law, respectively.
COMPARISON OF VALUATION PROCEDURES
Generally, the procedures by which RBB intends to value the securities of the New Fund is substantially similar to the procedures used by AST to value the securities of the Old Fund.  In all cases where a price is not readily available and no other means are available for determining a price, both RBB and AST turn to their fair value procedures for guidance.  Applying RBB’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s net asset values compared to applying AST’s valuation policies to the Old Fund prior to the Reorganization.

MANAGEMENT
Investment Adviser

The Adviser is an SEC-registered investment adviser and is located at 4 Orinda Way, Suite 150-A, Orinda, California 94563.  The Adviser has provided investment management services for individuals and institutional clients since 2010.

With respect to the Old Fund, for its services, the Adviser is entitled to an annual management fee of 1.00% of the Old Fund’s average daily net assets.  In addition, the Adviser has entered into an Operating Expenses Limitation Agreement in which it has agreed to keep the Old Fund’s expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.55%, 1.85%, and 2.55% of average daily net assets of the Fund’s Class I, Class A, and Class D shares, respectively through at least June 27, 2017.  The term of the Old Fund’s Operating Expenses Limitation Agreement is indefinite and it can only be terminated upon a vote of the Fund’s Board of Trustees. Under the Operating Expenses Limitation Agreement, the Adviser may recoup reduced management fees or Old Fund expenses paid for a three-year period under specified conditions.  The Old Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses.  For the fiscal year ended February 29, 2016, the Adviser received management fees of 1.00% of the Old Fund’s average daily net assets.

With respect to the New Fund, pursuant to an advisory agreement between the New Fund and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the New Fund’s average daily net assets.  The Adviser has contractually agreed to waive management fees and to make payments to limit New Fund expenses, until December 31, 2018 so that the total annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.40%, 1.70%, and 2.40% of average daily net assets of the Fund’s Class I, Class A, and Class D shares, respectively.  These fee waivers and expense reimbursements are subject to possible recoupment from the New Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the New Fund’s board of directors.

Portfolio Management Team

The portfolio managers of the Old Fund will remain the same and will continue serving as such to the New Fund.  For more detailed information about each Fund’s portfolio managers, including their principal occupation for the past five years, compensation information and other accounts managed, see the Prospectus and Statement of Additional Information of the Old Fund.

Investment Advisory Agreement of the New Fund

Orinda will provide continuity of management to the New Fund as Orinda is proposed to serve as the investment adviser to the New Fund.  The management fee rate of 1.00% pursuant to the New Fund’s investment advisory agreement will be the same as the current fee rate of 1.00% under the Old Fund’s existing agreement as summarized above.  Please see the Second Proposal below for more information on the investment advisory agreement of the New Fund.

Rule 12b-1 Distribution Plan and Shareholder Servicing Plan Fees Comparison

The Rule 12b-1 Distribution Plan and Shareholder Servicing Plan for the New Fund are substantially similar to the Distribution and Shareholder Servicing Plans currently in effect with respect to the Old Fund. There will be no change to the 12b-1 fees or shareholder servicing plan fees paid by shareholders.
COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS
The following is a list of principal service providers for the Old Fund and the New Fund:

Service Providers
Service	Old Fund	New Fund
Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Custodian	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212	U.S. Bank N.A. Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Transfer Agent, Fund Accountant and Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Compliance Services	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202	Vigilant Compliance, LLC Gateway Corporate Center 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, Pennsylvania 19317
Independent Auditors	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103	Tait, Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, Pennsylvania 19103
Legal Counsel	Schiff Hardin LLP 666 Fifth Avenue, Suite 1700 New York, New York 10103	Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000 Philadelphia, Pennsylvania 19103

The service providers to the Old Fund and the New Fund are the same except for compliance services and legal counsel. In all cases, the type of services provided to the Funds under these service arrangements are substantially the same.
SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION
Below is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.
Shareholders of the Old Fund are being asked to approve the Plan of Reorganization, pursuant to which the New Fund will acquire all of the assets and assume all of the liabilities of the Old Fund in exchange for shares of the New Fund.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by the New Fund in connection with the Reorganization will be the same as the number of shares owned by the Old Fund shareholders on the Closing Date.  The Plan of Reorganization also provides that the net asset value of shares of the New Fund will be the same as the net asset value of shares of the Old Fund. The value of the assets to be transferred by the Old Fund will be determined using the valuation procedures used by the Old Fund in determining its daily net asset value. The parties to the Plan of Reorganization have agreed to use commercially reasonable efforts to resolve, prior to the Closing Date, any material pricing differences for prices of portfolio securities that might arise from use of the Old Fund’s valuation procedures. The valuation will be calculated at the time of day the Old Fund ordinarily calculates its net asset values (normally the close of regular trading on the New York Stock Exchange) and will take place simultaneously with the closing of the Reorganization.

The Old Fund will distribute the New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of the Old Fund will be credited with shares of the New Fund having an aggregate value equal to the Old Fund shares that the shareholders hold of record on the Closing Date. At that time, the Old Fund will redeem and cancel its outstanding shares and will liquidate as soon as is reasonably practicable after the Reorganization.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of AST or the board of directors of RBB on behalf of the Old Fund or the New Fund, respectively, under certain circumstances.  Completion of the Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that the Old Fund receives a tax opinion to the effect that the Reorganization will qualify as a “tax-free reorganization” for U.S. federal income tax purposes, subject to certain qualifications. As such, the Reorganization will not be taxable for such purposes to the Old Fund, the New Fund or the Old Fund’s shareholders. Lastly, the closing is conditioned upon both the Old Fund and the New Fund receiving the necessary documents to transfer assets and liabilities in exchange for shares of the New Fund.
FEDERAL INCOME TAX CONSEQUENCES
As an unwaivable condition of the Reorganization, AST and RBB will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided the Reorganization so qualifies, the Old Fund, the New Fund, and the Old Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis of, and the holding period for, the New Fund’s shares received by each shareholder of the Old Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Old Fund’s shares exchanged by such shareholder in the Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Old Fund’s shares exchanged must have been held as capital assets by the shareholder).
The Old Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, the Old Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.  Note that (1) for certain federal tax purposes, the New Fund will be treated just as the Old Fund would have been treated if there had been no Reorganization, with the result that, among other things, the Reorganization will not terminate the Old Fund’s taxable year and the part of its taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization, and (2) the New Fund will operate on a fiscal, and therefore taxable, year ending February 28 of each year, which is a continuation of the Old Fund’s taxable years ending February 28 of each year.

Provided that the Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally:
•	The participating Old Fund will not recognize any gain or loss as a result of the Reorganization;

•	The Old Fund shareholders will not recognize any gain or loss as a result of the receipt of the New Fund’s shares in exchange for such shareholder’s Old Fund shares pursuant to the Reorganization;

•	The tax basis in and holding period for the Old Fund’s assets will be maintained when transferred to the New Fund; and

•
The Old Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Old Fund shares held immediately before the Reorganization.

Although AST is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.
CERTAIN INFORMATION REGARDING THE TRUSTEES/DIRECTORS AND OFFICERS
In connection with the Reorganization, the operations of the New Fund will be overseen by the Board of Directors of RBB (the “RBB Board”) in accordance with its Articles of Incorporation and By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The RBB Board consists of eight individuals, seven of whom are not “interested persons” (as defined under the 1940 Act) of RBB and Orinda (“Independent Directors”). AST’s Board of Trustees consists of five Trustees, four of whom are Independent Trustees.  Pursuant to the Governing Documents of RBB, the Directors shall elect Officers including a President, a Secretary, a Treasurer, Assistant Secretaries and Assistant Treasurers. The RBB Board retains the power to conduct, operate and carry on the business of RBB and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of RBB's purposes. The Board of Trustees of AST possesses similar powers to elect officers and conduct, operate and carry on the business of AST.  The Trustees, officers, employees and agents of RBB, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. AST offers the same limitation of liability to its Trustees, officers, employees and agents.
Board Leadership Structure.  The RBB Board is led by Arnold M. Reichman, an Independent Director who has served as the Chairman of the RBB Board since 2005.  The Chairman of the RBB Board is responsible for (a) presiding at RBB Board meetings, (b) interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings (c) consulting with the other Independent Directors and the Company’s officers and legal counsel, as appropriate, and (d) performing other functions as requested by the Board from time to time.

RBB Board Risk Oversight.  The Board of Directors performs its risk oversight function for RBB through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through RBB’s investment advisers and other service providers, RBB officers and RBB’s Chief Compliance Officer. RBB is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to RBB is the responsibility of RBB’s investment advisers or other service providers (depending on the nature of the risk) that carry out RBB’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from RBB’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

Director Qualifications.  Generally, the New Fund believes that each Director is competent to serve because of their individual overall merits including: (i) extensive additional experience, (ii) attributes and (iii) skills.  Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience.  Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry.  Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry.  Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards.  Mr. Lambroza has decades of experience and executive level leadership in the energy trading industry in addition to his experience in academia. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

Directors and Officers.  The Trustees and officers of RBB, together with information as to their principal business occupations during the past five years and other information, are shown below.  Unless otherwise noted, the address of each Trustee and Officer is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Independent Director

Name, Address, Age	Position(s) Held with Registrant	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held During Past 5 Years
Julian A. Brodsky Age: 83	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	27	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall Age: 78	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	27	None
Gregory P. Chandler Age: 50	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003-2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	27	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano Age: 73	Director	2006 to present	Since 1997, Consultant, financial services organizations.	27
Kalmar Pooled Investment Trust (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Sam Lambroza Age: 62	Director	2016 to present	Since 2010, Managing Director, Chief Investment Officer and Board Member, Tinsel Group of Companies (asset management).	27	None
Arnold M. Reichman Age: 68	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	27	Independent Trustee of EIP Investment Trust (registered investment company).

Robert A. Straniere Age: 75	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	27	Reich and Tang Group (asset management).

Interested Director2

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Robert Sablowsky Age: 78	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	27	None

Officers of RBB

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 54	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).
James G. Shaw Age: 56	Treasurer and Secretary	2016 to present	Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 62	Assistant Treasurer	2016 to present
Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

Jesse Schmitting 615 East Michigan Street Milwaukee, WI 53202 Age: 34	Assistant Treasurer	2016 to present	Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2008-present).
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 45	Assistant Secretary	2016 to present	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (2007- present)
Michael P. Malloy One Logan Square Ste. 2000 Philadelphia, PA 19103 Age: 57	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).
*	Each Director oversees twenty-seven portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer.
Audit Committee.  The Board has an Audit Committee comprised of three Independent Directors.  The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano.  The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors.  The Audit Committee convened four times during the fiscal year ended August 31, 2016.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and three Independent Directors. The current members of the Contract Committee are Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened three times during the fiscal year ended August 31, 2016.

Executive Committee.  The Board has an Executive Committee comprised of the Interested Director and three Independent Directors.  The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky.  The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2016.

Investment Risk Committee. The Board has an Investment Risk Committee comprised of the Interested Director and two Independent Directors. The current members of the Investment Risk Committee are Messrs. Lambroza, Reichman and Sablowsky. The Investment Risk Committee ensures that the Company’s investment advisers have adopted investment risk management policies and procedures. The Investment Risk Committee is newly formed and did not meet during the fiscal year ended August 31, 2016.
Nominating and Governance Committee.  The Board has a Nominating and Governance Committee comprised only of Independent Directors.  The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman.  The Nominating and Governance Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2016.

Valuation Committee.  The Board has a Valuation Committee comprised of the Interested Director and three officers of the Company.  The members of the Valuation Committee are Messrs. Amweg, Faia, Sablowsky and Shaw.  The Valuation Committee is responsible for reviewing fair value determinations.  The Valuation Committee convened four times during the fiscal year ended August 31, 2016.

Regulatory Oversight Committee.  The Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors.  The current members of the Regulatory Oversight Committee are Messrs. Carnall, Lambroza, Reichman, Sablowsky and Straniere.  The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2016.

Strategic Oversight and Product Planning Committee (formerly, the Product Development Committee).  The Board has a Strategic Oversight and Product Planning Committee comprised of the Interested Director and three Independent Directors. The current members of the Strategic Oversight and Product Planning Committee are Messrs. Carnall, Chandler, Reichman and Sablowsky. The Strategic Oversight and Product Planning Committee assists the Board in its oversight and review of the company’s strategic plan and operations, including overseeing the process regarding the addition of new investment advisers and investment products to the Company. The Strategic Oversight and Product Planning Committee convened two times during the fiscal year ended August 31, 2016.
Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of RBB.  Vigilant Compliance, LLC is compensated for the services provided to RBB, and such compensation is determined by the Board.

SECOND PROPOSAL
OVERVIEW
Orinda, a Delaware limited liability company, has served as the investment adviser to the Old Fund, a series of AST, since its inception.  In conjunction with the Reorganization, the Adviser anticipates that Orinda Investment Partners LLC (“OIP”), the managing member of Orinda, will undergo a change in control.  As a result of OIP’s change in control, Orinda will also undergo a change in control.  Mr. Paul Gray, Managing Partner and Chief Investment Officer of Orinda, currently holds non-voting stock in OIP. Mr. Gray will be converting his stock from non-voting shares in OIP to voting shares in OIP (the “Transaction”) which will result in Mr. Gray holding the controlling interest of OIP and therefore, Orinda.

Under the 1940 Act, an investment advisory agreement automatically terminates when an investment adviser undergoes a change in control.  Mr. Gray obtaining the controlling interest in OIP and Orinda will constitute a change in control of the Adviser.  In order for Orinda to continue to manage the New Fund, it is required that shareholders approve the New Investment Advisory Agreement with Orinda.   The agreement will be substantially similar to the current advisory agreement although it will be with RBB, not with AST.

As the Transaction will be effective with the Reorganization, if approved, the New Investment Advisory Agreement would be effective with the Old Fund’s reorganization into RBB.  The Transaction is not expected to result in any change in the way the New Fund is managed or in the persons responsible for the day-to-day portfolio management of the New Fund and there will be no increase in the management fee or other expenses you pay as a shareholder in the New Fund.

Accordingly, the New Fund needs shareholder approval to allow Orinda to continue to act as the investment adviser to the New Fund following the Transaction.  If the Old Fund’s shareholders do not approve Orinda as the investment adviser for the New Fund, then RBB will have to consider other alternatives for the New Fund.

LEGAL REQUIREMENTS IN APPROVING THE NEW INVESTMENT ADVISORY AGREEMENT
The form of the New Investment Advisory Agreement is attached hereto as Appendix B.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the prior investment advisory agreement dated June 27, 2013 (the “Prior Investment Advisory Agreement”) with respect to services to be provided by Orinda.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Old Fund for approval on June 27, 2013, and was effective with respect to the Old Fund upon the Old Fund’s commencement of operations as a series of the Trust.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates and the fact that the New Investment Advisory Agreement is with RBB whereas the Prior Investment Advisory Agreement was with AST.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Investment Advisory Agreement will take effect upon the closing of the Reorganization, assuming that it has received shareholder approval.  If shareholders do not approve the New Investment Advisory Agreement with respect to the New Fund, then Orinda will not be permitted to serve as the New Fund’s investment adviser and RBB will have to consider other alternatives for the New Fund.

OTHER LEGAL REQUIREMENTS UNDER THE 1940 ACT
Section 15(f) of the 1940 Act provides that, when a change in control occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the fund as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  In order to avoid an “unfair burden” on the New Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the New Fund to the extent necessary to ensure that the New Fund’s total annual operating expenses (excluding AFFE, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed the new expense caps of 1.70%, 1.40%, and 2.40%, on Class A, Class I, and Class D, respectively, to which the New Fund will be subject upon the Reorganization, under the new Operating Expense Limitation Agreement for a period of at least two years.  The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the New Fund will continue until at least December 31, 2018, under the new Operating Expenses Limitation Agreement between the Adviser and RBB, on behalf of the Fund.  The Adviser may request recoupment of previously waived fees and paid expenses from the New Fund for three years from the date they were paid, subject to the expense caps.  However, the Adviser will not be able to request recoupment from the New Fund for fees waived or expenses paid for the benefit of the Old Fund prior to the Reorganization.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of a fund’s Board of Trustees must be Independent Trustees.  Currently, the Board of Trustees of the Trust and the Board of Directors of RBB meet this 75% requirement and will continue to meet this requirement for the required three-year period.

COMPENSATION PAID TO ORINDA
Under the Prior Investment Advisory Agreement, Orinda is entitled to receive a monthly advisory fee computed at an annual rate of 1.00% of the Old Fund’s average daily net assets in return for the services provided by Orinda as investment adviser to the Old Fund.  The fee structure under the New Investment Advisory Agreement with Orinda will be identical to the fee structure under the Prior Investment Advisory Agreement.  For the fiscal year ended February 29, 2016, the Old Fund paid Orinda investment advisory fees in the amounts shown below.

Management Fees Paid to Orinda

Fiscal Year Ended February 29, 2016
Accrued Management Fees	$2,321,448
Management Fees Waived by Adviser	$0
Management Fees Recouped by Adviser	$0
Net Management Fees Paid to Adviser	$2,321,448

As indicated above, in connection with the Prior Investment Advisory Agreement, Orinda contractually agreed to an operating expense limitation that limited the Old Fund to the amounts shown below as a percentage of each Fund’s average daily net assets:

Class A	Class I	Class D
1.85%	1.55%	2.55%

Under the New Investment Advisory Agreement, Orinda will contractually agree to an operating expense limitation that will limit the New Fund in the amounts shown below as a percentage of each Fund’s average daily net assets:

Class A	Class I	Class D
1.70%	1.40%	2.40%

These expense limitations will continue in effect under the New Investment Advisory Agreement with Orinda until at least December 31, 2018.

INFORMATION ABOUT ORINDA
The Adviser, Orinda Asset Management, LLC, located at 4 Orinda Way, Suite 150-A, Orinda, California 94563, is an SEC-registered investment advisory firm formed in 2010. The Adviser provides investment management services to investment companies and other pooled investment vehicles.

The Adviser is 86.28% owned and controlled by Orinda Investment Partners, LLC (“OIP”), an investment partnership. The following table sets forth the name, position and principal occupation of each current member and principal officer of OIP.

Name	Position/Principal Occupation
Craig Kirkpatrick	Managing Member and President
Cynthia Yee	Managing Member and Chief Financial Officer
Brian Pawlowicz	Managing Member and Vice President
Lawrence Epstein	Member
Paul Gray	Member

The following table sets forth the name of each person who will own of record, or beneficially, 10% of more of the outstanding voting securities of OIP as of the date of the Reorganization, each of whom can be located through Orinda’s principal office location.  As of the date of the Reorganization, Mr. Gray will hold the controlling interest in OIP.

Name
Brian Pawlowicz
Cynthia Yee
Paul Gray
Craig Kirkpatrick

The following table sets forth the name, position and principal occupation of each current member and principal officer of Orinda:

Name	Position/Principal Occupation
Craig Kirkpatrick	Member and President
Cynthia Yee	Member and Chief Compliance Officer
Brian Pawlowicz	Member and Director of Capital Markets
OIP	Managing Member and Affiliate
Paul Gray	Member and Chief Investment Officer

SUMMARY OF THE NEW INVESTMENT ADVISORY AGREEMENT AND THE PRIOR INVESTMENT ADVISORY AGREEMENT
A copy of the proposed New Investment Advisory Agreement is attached hereto as Appendix B.  The following description is only a summary.  You should refer to Appendix B for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Appendix B.  The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  The investment advisory services to be provided by Orinda under the New Investment Advisory Agreement are substantially similar to the services currently provided by Orinda under the Prior Investment Advisory Agreement.

Advisory Services.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement generally state that, subject to the supervision and direction of the Board, Orinda will provide for the overall management of the Fund including: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets which the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that Orinda shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that Orinda shall not direct orders to an affiliated person of Orinda without general prior authorization to use such affiliated broker or dealer from the Board.  Orinda’s primary consideration in effecting a securities transaction will be execution at the most favorable price.  In selecting a broker-dealer to execute each particular transaction, the Prior Investment Advisory Agreement states that Orinda may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, Orinda is responsible for providing the personnel, office space and equipment reasonably necessary for the operation of the Fund, the expenses of printing and distributing copies of the Fund’s prospectus(es), statement(s) of additional information, and sales and advertising materials to prospective investors. The Prior Investment Advisory Agreement also states that Orinda is responsible for organizational expenses, the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of Orinda and any costs of liquidating or reorganizing the Fund.

The Fund is responsible for all of its own expenses, except for those specifically assigned to Orinda under the investment advisory agreement, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all fees and expenses related to Fund custody, shareholder services and Fund accounting; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books; insurance premiums on property or personnel of the Fund which inure to its benefit; the cost of preparing and printing regulatory documents and other communications for distribution to existing shareholders; legal, auditing and accounting fees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale; all expenses of maintaining and servicing shareholder accounts, and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees.  Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement provide for an identical fee of 1.00% based on the Funds’ average daily net assets.

Duration and Termination.  The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement will become effective at the time the Fund receives an affirmative vote of a majority of the outstanding voting securities of the Fund, for a period ending August 16, 2018.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement state that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund.  The Prior Investment Advisory Agreement provided that it may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Advisor, and by the Advisor upon sixty (60) days’ written notice to the Fund.  The New Investment Advisory Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on sixty (60) days’ prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on sixty (60) days’ prior written notice to the Fund.

Limitation on Liability and Indemnification. The Prior Investment Advisory Agreements provides that in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on Orinda by the agreement, Orinda will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund. The New Investment Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Orinda in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement, Orinda shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates.

RBB BOARD APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of RBB, including all of the Independent Directors, considered the approval of the New Investment Advisory Agreement on behalf of the New Fund at a meeting of the Board held on November 17, 2016 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the New Investment Advisory Agreement for an initial term commencing with the Reorganization and continuing through August 16, 2018. The Board’s decision to approve the New Investment Advisory Agreement reflects the exercise of its business judgment. In considering the approval of the New Investment Advisory Agreement, the Board considered information provided by Orinda with the assistance and advice of counsel to the Independent Directors and RBB.
In considering the approval of the New Investment Advisory Agreement with RBB, the Directors took into account all materials provided prior to and during the Meeting, the presentation made during the Meeting, and the discussions during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services to be provided to the New Fund by Orinda; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Orinda’s investment philosophies and processes; (iv) Orinda’s assets under management and client descriptions; (v) Orinda’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Orinda’s proposed advisory fee arrangements with the New Fund and other similarly managed clients; (vii) Orinda’s compliance procedures; (viii) Orinda’s financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the New Fund; and (x) performance information provided by Orinda regarding the Old Fund.

 As part of their review, the Directors considered the nature, extent and quality of the services to be provided by Orinda. The Directors concluded that Orinda had sufficient resources to provide services to the New Fund.

The Directors also considered the investment performance of the Old Fund. The Directors considered the Old Fund’s investment performance in light of its investment objectives and investment strategies. The Directors concluded that the investment performance of the Old Fund as compared to its benchmark and Lipper peer group was acceptable.
The RBB Board also considered the advisory fee rates payable by the New Fund under the New Investment Advisory Agreement.  In this regard, information on the fees to be paid by the New Fund and the New Fund’s expected total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that Orinda had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2018 to limit total annual operating expenses to agreed upon levels for the New Fund.

After reviewing the information regarding Orinda’s costs, profitability and economies of scale, and after considering the services to be provided by Orinda, the Directors concluded that the investment advisory fees to be paid by the New Fund to Orinda were fair and reasonable and that the New Investment Advisory Agreement should be approved for an initial period ending August 16, 2018.

BOTH PROPOSALS
ADDITIONAL INFORMATION
Any Purchases or Sales of Securities of the Investment Adviser
Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of AST has made any purchases or sales of securities of the Adviser or any of its affiliated companies.
Portfolio Transactions
The Fund does not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The Fund does not execute portfolio transactions through affiliated brokers.
Voting Securities, Principal Shareholders and Management Ownership
Shareholders of the Old Fund at the close of business on the Record Date will be entitled to be present and vote at the Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of the Record Date, 7,466,634.365 Class I shares, 4,171,486.534 Class A shares, and 1,017,839.246 Class D shares of the Old Fund were outstanding.
Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of the Old Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of the Old Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Old Fund.
As of December 31, 2016, the Officers and Trustees of AST, as a group, owned less than 1% of the shares of the Old Fund.  As of December 31, 2016, the following shareholders were considered to be either a control person or an affiliated person of the Old Fund:

Class	Shareholder and Address	Percentage of Class Owned
Class I	TD Ameritrade, Inc.* For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	35.51%
	Charles Schwab & Co., Inc.* FBO Its Customers 211 Main St. San Francisco, CA 94105-1905	26.26%
	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	14.55%
	LPL Financial* Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	11.49%
	National Financial Services LLC* FBO Various Clients 200 Liberty Street New York, NY 10281	10.41%
Class A	TD Ameritrade, Inc.* For the Exclusive Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226	45.79%
	LPL Financial* Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	20.41%
	National Financial Services LLC* FBO Various Clients 200 Liberty Street New York, NY 10281	15.69%
	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	8.50%
	Charles Schwab & Co., Inc.* FBO Its Customers 211 Main St. San Francisco, CA 94105-1905	7.37%

Class	Shareholder and Address	Percentage of Class Owned
Class D	National Financial Services LLC* FBO Various Clients 200 Liberty Street New York, NY 10281	30.52%
	Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052	29.50%
	LPL Financial* Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	19.97%

* The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

OTHER BUSINESS
The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.
SUBMISSION OF SHAREHOLDER PROPOSALS
AST does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of AST, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI  53202.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES
Banks, broker-dealers, voting trustees and their nominees should advise AST, in care of U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.
SOLICITATION OF SHAREHOLDER VOTE
If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You may vote in one of three ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States)
• vote on the Internet at the website address printed on your proxy ballot
• call the toll-free number printed on your proxy ballot
You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Old Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.
In addition to the solicitation of proxies by mail or expedited delivery service, employees and agents of the Adviser and its affiliates may solicit proxies by telephone.  The Adviser will pay the costs associated with the preparation of this proxy statement or the solicitation of proxies
QUORUM AND REQUIRED VOTE FOR THE OLD FUND
The presence in person or by proxy of shareholders entitled to cast a majority of votes eligible to be cast at the Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of each proposal will require the affirmative vote of the lesser of (1) 67% or more of the shares of the Old Fund present or represented by proxy at the Meeting, if holders of more than 50% of such Old Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the Old Fund’s outstanding shares. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within 120 days of the Record Date without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.
All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).
Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Old Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Old Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

The Adviser and its affiliates have the authority to vote on the proposals from certain shareholders of record of the Old Fund.  The Adviser and its affiliates intend to vote such proxies FOR the proposals.

The closing date for the Reorganization is set to be on or about April 28, 2017, pending shareholder approval.  The New Investment Advisory Agreement would go into effect concurrently with the closing of the Reorganization, pending shareholder approval.

HOUSEHOLDING
As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified AST of their desire to receive multiple copies of the reports and proxy statements that AST sends.  If you would like to receive an additional copy, please contact AST by writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-855-467-4632 (855-4ORINDA).  The Old Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Old Fund’s five separate copies of the Old Fund’s reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of this [___] day of [___], by and among THE RBB FUND, INC., a Maryland corporation, with its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809 (“RBB”), on behalf of its series, the Orinda Income Opportunities Fund (“New Fund”), ADVISORS SERIES TRUST, a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“AST”), on behalf of its series, the Orinda Income Opportunities Fund (“Old Fund”), and, solely for purposes of paragraph 7, Orinda Asset Management, LLC, the investment manager to the New Fund and the Old Fund (“Orinda”) with its principal place of business at 4 Orinda Way, Suite 150-A, Orinda, California 94563.  (Each of RBB and AST is sometimes referred to herein as an “Investment Company,” and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by each Fund, and of and by each Investment Company, as applicable, on behalf of a Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein
Each of New Fund and Old Fund wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of Treasury Regulations (“Regulations” Section 1.368-2(g)).  The reorganization will involve the Old Fund reorganizing from a series of AST to a series of RBB by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting Class I, Class A, and Class D shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving Old Fund and New Fund being referred to herein collectively as the “Reorganization”).
Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Old Fund currently offers three classes of shares (“Old Fund Shares”).  New Fund will have three classes of shares (“New Fund Shares”).  The Old Fund Shares have identical characteristics to the New Fund Shares.
In consideration of the mutual promises contained herein, the Investment Companies agree as follows:
1. PLAN OF REORGANIZATION AND TERMINATION
1.1. Subject to the requisite approval of the Old Fund’s shareholders and the terms and conditions set forth herein, the Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefore, the New Fund shall:

(a) Issue and deliver to Old Fund the number of full and fractional New Fund Shares equal in aggregate net asset value (“NAV”) to the NAV of full and fractional Old Fund Shares then outstanding, as determined in accordance with Section 2 hereof; and
(b) Assume all of Old Fund’s liabilities as described in paragraph 1.3 (“Liabilities”); and
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2 The Assets shall consist of all assets and property of every kind and nature of the Old Fund at the Effective Time (as defined in paragraph 3.1), including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records and any deferred and prepaid expenses shown as assets on Old Fund’s books.  The Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to RBB.
1.3 The Liabilities shall consist of all of the Old Fund’s liabilities, debts, obligations, and duties existing at the Effective Time, whether known or unknown, contingent, accrued, or otherwise, excluding Reorganization Expenses (as defined in paragraph 4.3(e)) borne by Orinda pursuant to paragraph 7.  Notwithstanding the foregoing, the Old Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus,  to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than the obligations set forth in this Agreement and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements).
1.4 At or before the Closing, the New Fund shall redeem the Initial Share (as defined in paragraph 6.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) or (b) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in each case in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by RBB’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares held by such Shareholder at the Effective Time, by class.  The aggregate NAV of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares held by such Shareholder at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  RBB shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.
1.5 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are transferred, as a condition of that issuance and transfer.
1.6 Any reporting responsibility of the Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the responsibility of the Old Fund up to and including the later of: (a) the Effective Time, or (b) the date the Old Fund is dissolved and terminated, provided, however, that the New Fund shall be responsible for filing any tax return covering a period that includes any portion of a period after the date of the Closing.
1.7 After the Effective Time, the Old Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, the Old Fund shall be terminated as a series of AST.

2. VALUATION
2.1 VALUATION OF ASSETS.  The value of each of the Old Fund’s assets to be acquired by the New Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing date (such time and date may also be referred to as  “Valuation Date”), using the valuation procedures set forth in Old Fund’s Amended and Restated Agreement and Declaration of Trust and the Old Fund’s then current Prospectus or such other valuation procedures as shall be mutually agreed upon by the parties.
2.2 VALUATION OF SHARES.  The NAV per share of the New Fund’s Shares shall be the NAV per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the New Fund’s Agreement and Declaration of Trust and the New Fund’s then current Prospectus and Statement of Additional Information.
2.3   EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the New Fund or the Old Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the New Fund or the Old Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.
2.4 DETERMINATION OF VALUE.  The Old Fund and the New Fund agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Old Fund and those determined in accordance with the pricing policies and procedures of the New Fund.
3. CLOSING AND EFFECTIVE TIME
3.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business ([   ] p.m., Eastern Time) on ________ (“Effective Time”).  The Closing shall be held at RBB’s offices or at such other place as to which the Investment Companies agree.
3.2 AST shall cause the custodian of the Old Fund’s assets (“Old Custodian”) (a) to make Old Fund’s portfolio securities available to RBB (or to its custodian (“New Custodian”), if RBB so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the customary practices of Old Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  AST shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by AST, the Old Custodian has delivered all of Old Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to RBB that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.
3.3 AST shall deliver, or shall direct its transfer agent to deliver, to RBB at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Old Fund Shares, by Fund and by class, that each such Shareholder owns, at the Effective Time, certified by AST’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  RBB shall direct its transfer agent to deliver to AST at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on the New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to AST, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s accounts on those records.

3.4 AST shall deliver to RBB, within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares, which is being carried on the Old Fund’s books at an estimated fair market value provided by an authorized pricing vendor for Old Fund.
3.5 At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents that the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President or Treasurer, in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it has made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.
4. REPRESENTATIONS AND WARRANTIES
4.1 AST, on behalf of the Old Fund, represents and warrants to RBB, on behalf of the New Fund, as follows:
(a) AST (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Statutory Trust”), that is duly created, validly existing, and in good standing under the laws of the State of Delaware, and its Agreement and Declaration of Trust dated October 3, 1996 (“AST Declaration”) and/or the Trust’s Certificate of Trust dated October 3, 1996, and each Certificate of Amendment thereto is on file with the Delaware Secretary of State; (2) is duly registered under the 1940 Act as an open-end management investment company; and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;
(b)  Old Fund is a duly established and designated series of AST;
(c) The execution, delivery, and performance of this Agreement has been duly authorized at the date hereof by all necessary action on the part of AST’s Board; and this Agreement constitutes a valid and legally binding obligation of AST, with respect to Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) At the Effective Time, AST will have good and marketable title to the Assets for  Old Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, RBB, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) except securities that are restricted to resale by their terms;
(e) AST, with respect to Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the AST Declaration or the AST’s Amended and Restated Bylaws dated June 27, 2002 (“AST’s Amended and Restated Bylaws”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which AST, on  Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which AST, on Old Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of  Old Fund (other than this Agreement and  investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights AST may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(g) Except as disclosed in Old Fund’s Disclosure Schedule, attached hereto as Appendix A, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to AST’s knowledge, threatened against AST, with respect to Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect Old Fund’s financial condition or the conduct of its business; and AST, on Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation, and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either Old Fund’s business or AST’s ability to consummate the transactions contemplated hereby;
(h)  Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended February 29, 2016, have been audited by Tait, Weller and Baker, LLP an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;
(i) Since February 29, 2016, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, nor any incurrence by Old Fund of indebtedness (except indebtedness incurred in connection with  investment contracts including options, futures, forward and swap contracts) maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities that Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;
(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of  Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision shall have been made for the payment thereof; to the best of AST’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with all applicable Regulations under Chapters 3 and 61 of the Code pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;
(k)  Old Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations § 301.7701-3;  Old Fund is a “fund” (as defined in section 851(g)(2)) eligible for treatment as a separate corporation under section 851(g)(1)); for each taxable year of its operation,  Old Fund has met the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has elected to be treated as such;  Old Fund has been eligible to and has computed its federal income tax under section 852;  Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by AST and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 3.3; and  Old Fund has no outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;
(m)  Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;
(n)  Old Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));
(o) Old Fund’s current prospectus and statement of additional information as filed on Form N-1A with the U.S. Securities and Exchange Commission (collectively, the “Prospectus”)  (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(p) The information furnished by AST for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed by RBB with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities laws and other laws and regulations; and the Proxy Statement (as defined in paragraph 4.3(a)) (other than written information provided by RBB for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(q) Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its Prospectus, except as previously disclosed in writing to RBB; and
(r) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.
4.2 RBB, on behalf of the New Fund, represents and warrants to AST, on behalf of the Old Fund, as follows:
(a) RBB (1) is a Corporation that is duly created, validly existing, and in good standing under the laws of Maryland, and its Articles of Incorporation dated February 17, 1988, as amended (“RBB Articles”) is on file with Maryland Secretary of State, (2) is duly registered under the 1940 Act as an open-end management investment company and such registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time,  New Fund will be a duly established and designated series of RBB;  New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing,  New Fund will be a shell series of RBB, without assets (except the amount paid for the Initial Share if they have not already been redeemed by that time), liabilities, employees or business activities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing Old Fund’s business;
(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of RBB’s Board; and this Agreement constitutes a valid and legally binding obligation of RBB, with respect to  New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;
(d) Except for the Initial Share (as defined in paragraph 6.5 and pursuant to paragraph 1.4), before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund;
(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(f) RBB, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Maryland law, the RBB Articles or RBB’s By-laws, adopted August 16, 1988, as amended (“RBB’s Bylaws”), or any Undertaking to which RBB, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which RBB, on New Fund’s behalf, is a party or by which it is bound;
(g) Except as disclosed in New Fund’s Disclosure Schedule, attached hereto as Appendix B, no litigation, administrative proceeding, action, or investigation by or before any court, governmental body, or arbitrator is presently pending or, to RBB’s knowledge, threatened against RBB, with respect to  New Fund or any of its properties or assets attributable or allocable to  New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the RBB, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects either New Fund’s business or RBB’s ability to consummate the transactions contemplated hereby;
(h)  New Fund has properly elected to be treated as an association that is taxable as a corporation for federal tax purposes under Regulations §301.7701-3;  New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC;  New Fund will be a “fund” (as defined in section 851(g)(2)), eligible for treatment as a separate corporation under section 851(g)(1), and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852;  New Fund expects to meet the requirements of Subchapter M of the Code for qualification as a RIC for the taxable year in which the Reorganization occurs;  New Fund will elect to be treated as such and expects to be eligible to compute its federal income tax under section 852 for such taxable year; and  New Fund intends to continue to meet all of the requirements of Subchapter M for qualification as a RIC, to elect to be treated as such, and to be eligible to and to so compute its federal income tax, for the taxable year following that in which the Reorganization occurs;

(i) The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by RBB;
(j) There is no plan or intention for  New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;
 (k) Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and
(l) The information furnished by RBB for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including Financial Industry Regulatory Authority, Inc.) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by AST for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
4.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:
(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) RBB’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) AST’s filing with the Commission of a proxy statement on Schedule 14A (the “Proxy”), and (3) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;
(b) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;
(c) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;
(d) None of the compensation received by any Shareholder who is an employee of a service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;
(e) Except as otherwise set forth herein, no expenses incurred by the Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund,  unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets – except for assets used to pay Fund expenses incurred in the ordinary course of business – and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.
5. COVENANTS
5.1 AST covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all reasonable actions necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).
5.2 AST covenants that it will assist RBB in obtaining such information as RBB reasonably requests concerning the beneficial ownership of Old Fund Shares.
5.3 AST covenants that it will turn over its books and records pertaining to the Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to RBB at the Closing.
5.4 RBB, on behalf of the New Fund, will provide AST, on behalf of the Old Fund, with the materials and information in connection with the Proxy Statement as counsel to the AST may reasonably request and RBB covenants to cooperate with AST in preparing the Proxy Statement in compliance with applicable federal and state securities laws.
5.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s) the other Investment Company deems necessary or desirable in order to vest in, and confirm to (a) RBB, on the New Fund’s behalf, title to and possession of all the Assets, and (b) AST, on the Old Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.
5.6 RBB covenants to use all reasonable efforts to obtain appropriate approvals and authorizations required by the 1933 Act, the 1940 Act in order to commence and continue the New Fund’s operations after the Effective Time.
5.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.
6. CONDITIONS PRECEDENT
Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company and Orinda of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that must be satisfied at or before the Effective Time:

6.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Old Fund’s shareholders at the Shareholders Meeting;
6.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;
6.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;
6.4 The Investment Companies shall have received an opinion of [ ] (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 8, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 3.5(b).  The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions stated therein and conditioned on those representations and warranties being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:
(a)
The transfer to the New Fund of the Assets of the Old Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities, followed by Old Fund’s distribution of such New Fund shares pro rata to the Shareholders in exchange for their Old Fund Shares, will qualify as a “reorganization” within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)
To management’s knowledge, there is no plan or intention by the shareholders of Old Fund who own five percent (5%) or more of the outstanding Old Fund Shares, and to the best of the knowledge of management of Old Fund, there is no plan or intention on the part of the remaining shareholders of Old Fund, to sell, exchange or otherwise dispose of any of the New Fund Shares received in connection with the Reorganization (other than in the ordinary course of business);

(c)
Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(d)	New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(e)
New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(f)	A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(g)
A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate adjusted basis in its Old Fund Shares it surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time;

(h)
The Reorganization will not result in the termination of Old Fund’s taxable year, and pursuant to Section 381 of the Code and Treasury Regulations thereunder, New Fund will succeed to and take into account the items of Old Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder;

(i)
New Fund has no plan or intention to sell or otherwise dispose of any of the assets of Old Fund acquired in connection with the Reorganization, except for dispositions made in the ordinary course of business; and

(j)	Following the Reorganization, New Fund will continue the historic business of operating an open-end management investment company.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding (i) the federal income tax consequences of the payment of Reorganization Expenses by Orinda, except in relation to the qualification of the transfer of the Old Fund’s Assets to New Fund as a reorganization under Section 368(a) of the Code, (ii) the effect of the Reorganization on an Old Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under Section 1256 of the Code), (iii) the effect of the Reorganization on any shareholder of an Old Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting, (iv) whether accrued market discount, if any, on any market discount bonds held by an Old Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization, and (v) any state, local or foreign tax consequences of the Reorganization;
6.5 Before the Closing, RBB’s Board shall have authorized the issuance of, and RBB shall have issued, one New Fund Share (“Initial Share”) to Orinda or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines), to vote on the investment management contract, distribution and service plan, and other agreements and plans referred to in paragraph 6.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;
6.6 RBB, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by RBB’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Orinda or its affiliate as the New Fund’s sole shareholder; and
6.7 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1 and 6.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.
7. EXPENSES
Orinda shall bear all Reorganization Expenses, which shall be paid at or prior to Closing.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, filing and distributing (including printing and  mailing costs) Old Fund’s prospectus supplements, Proxy Statement and other proxy materials and the New Fund’s Registration Statement, (2) legal and accounting fees incurred by AST, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).

8. ENTIRE AGREEMENT; NO SURVIVAL; CONFIDENTIALITY
8.1 Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing. The covenants to be performed after the Closing, and the obligations of RBB, on behalf of the New Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.
8.2 Each Investment Company agrees to treat confidentially and as proprietary information of the other Investment Company all records and other information, including any information relating to portfolio holdings, of its Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by the Investment Company (which approval shall not be withheld if the other Investment Company would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), an Investment Company may disclose such records and/or information as so approved.
9. TERMINATION
This Agreement may be terminated at any time at or before the Closing:
9.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before _________, or such other date as to which the Investment Companies agree; or
9.2 By the Investment Companies’ mutual agreement.
In the event of termination under paragraphs 9.1(c) or (d) or 9.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.
10. AMENDMENTS
The Investment Companies may amend, modify, or supplement this Agreement at any time and in any manner on which they mutually agree in writing, notwithstanding the Old Fund’s shareholders’ approval thereof; provided that, following that approval, no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests and provided that no such amendment shall waive or modify the conditions set forth in paragraphs 6.1 and 6.4.
11. SEVERABILITY
Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12. NOTICES
Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to AST, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: Jeanine M. Bajczyk, with copies to Schiff Hardin LLP, 666 Fifth Avenue, Suite 1700, New York, New York 1013, Attention: Domenick Pugliese, and to RBB, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: James G. Shaw, with copies to Drinker, Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, Attention: Michael P. Malloy.
13. MISCELLANEOUS
13.1 This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
13.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than RBB, on New Fund’s behalf, or AST, on Old Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
13.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of each of its Fund (“Fund Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or each of its Fund’s behalf, shall look only to the Fund Property of the other Investment Company in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.
13.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.
ADVISORS SERIES TRUST, on behalf of Old Fund
By:________________________
Douglas G. Hess
President
The RBB Fund, Inc., on behalf of New Fund
By:________________________
Salvatore Faia
President

Solely for purposes of paragraph 7,
 ORINDA ASSET MANAGEMENT, LLC.
By: ______________________________
Craig Kirkpatrick
President

Exhibit A
Old Fund’s Disclosure Schedule

The Old Fund has been named as a defendant in the following matters:
•	NONE

Exhibit  B
New Fund’s Disclosure Schedule
•	NONE

APPENDIX B

FORM OF INVESTMENT ADVISORY AGREEMENT
Orinda Income Opportunities Fund
AGREEMENT made as of __________, between THE RBB FUND, INC., a Maryland corporation (herein called the "Fund"), and ORINDA ASSET MANAGEMENT, LLC, a Delaware limited liability company (herein called the "Investment Adviser").
WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), and currently offers or proposes to offer shares representing interests in separate investment portfolios; and
WHEREAS, the Fund desires to retain the Investment Adviser to render certain investment advisory services to the Fund with respect to the Fund’s Orinda Income Opportunities Fund (the "Portfolio”), and the Investment Adviser is willing to so render such services; and
WHEREAS, the Board of Directors of the Fund and the sole shareholder of the Portfolio have approved this Agreement, and the Investment Adviser is willing to furnish such services upon the terms and conditions herein set forth;
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:
SECTION 1. APPOINTMENT.  The Fund hereby appoints the Investment Adviser to act as investment adviser for the Portfolio for the period and on the terms set forth in this Agreement.  The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.
SECTION 2. DELIVERY OF DOCUMENTS.  The Fund has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:
(a) Resolutions of the Board of Directors of the Fund authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement; and
(b) A prospectus and statement of additional information relating to each class of shares representing interests in the Portfolio of the Fund in effect under the Securities Act of 1933 (such prospectus and statement of additional information, as presently in effect and as they shall from time to time be amended and supplemented, are herein collectively called the "Prospectus" and “Statement of Additional Information,” respectively).
The Fund will promptly furnish the Investment Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.
In addition to the foregoing, the Fund will also provide the Investment Adviser with copies of the Fund’s Charter and By-laws, and any registration statement or service contracts related to the Portfolio, and will promptly furnish the Investment Adviser with any amendments of or supplements to such documents.
SECTION 3. MANAGEMENT.
(a ) Subject to the supervision of the Board of Directors of the Fund and subject to Section 3 (b) below, the Investment Adviser will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of the securities and other investments to be purchased, retained, or sold by the Fund for the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio.  The Investment Adviser shall have a limited power-of-attorney to execute any trading and/or subscription documents necessary in order to carry out its duties under this Section 3.  The Investment Adviser will provide the services rendered by it hereunder in accordance with the Portfolio's investment objective, restrictions and policies as stated in the applicable Prospectus and Statement of Additional Information, provided that the Investment Adviser has actual notice or knowledge of any changes by the Board of Directors to such investment objectives, restrictions or policies.  The Investment Adviser further agrees that it will render to the Fund's Board of Directors such periodic and special reports regarding the performance of its duties under this Agreement as the Board may reasonably request.  The Investment Adviser agrees to provide to the Fund (or its agents and service providers) prompt and accurate data with respect to the Portfolio's transactions and, where not otherwise available, the daily valuation of securities in the Portfolio.

(b) Sub-Advisers.  The Investment Adviser may delegate certain of its responsibilities hereunder with respect to provision of the investment advisory services set forth in Section 3(a) above to one or more other parties (each such party, a “Sub-Adviser”), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the 1940 Act and rules thereunder applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the Board of Directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the U.S. Securities and Exchange Commission upon application or by rule.  Such Sub-Adviser may (but need not) be affiliated with the Investment Adviser.
Any delegation of services pursuant to this Section 3(b) shall be subject to the following conditions:
1.
Any fees or compensation payable to any Sub-Adviser shall be paid by the Investment Adviser and no additional obligation may be incurred on the Fund’s behalf to any Sub-Adviser; except that any Fund expenses that may be incurred by the Investment Adviser and paid by the Fund to the Investment Adviser directly may be incurred by the Sub-Adviser and paid by the Fund to the Sub-Adviser directly, so long as such payment arrangements are approved by the Fund and the Investment Adviser prior to the Sub-Adviser’s incurring such expenses.

2.
If the Investment Adviser delegates its responsibilities to more than one Sub-Adviser, the Investment Adviser shall be responsible for assigning to each Sub-Adviser that portion of the assets of the Portfolio for which the Sub-Adviser is to act as Sub-Adviser, subject to the approval of the Fund’s Board of Directors.

3.
To the extent that any obligations of the Investment Adviser or any Sub-Adviser require any service provider of the Fund or Portfolio to furnish information or services, such information or services shall be furnished by the Fund’s or the Portfolio’s service providers directly to both the Investment Adviser and any Sub-Adviser.

SECTION 4. BROKERAGE.  Subject to the Investment Adviser's obligation to obtain best price and execution, the Investment Adviser shall have full discretion to select brokers or dealers to effect the purchase and sale of securities.  When the Investment Adviser places orders for the purchase or sale of securities for the Portfolio, in selecting brokers or dealers to execute such orders, the Investment Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services for the benefit of the Portfolio directly or indirectly.  Without limiting the generality of the foregoing, the Investment Adviser is authorized to cause the Portfolio to pay brokerage commissions which may be in excess of the lowest rates available to brokers who execute transactions for the Portfolio or who otherwise provide brokerage and research services utilized by the Investment Adviser, provided that the Investment Adviser determines in good faith that the amount of each such commission paid to a broker is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either the particular transaction to which the commission relates or the Investment Adviser's overall responsibilities with respect to accounts as to which the Investment Adviser exercises investment discretion.  The Investment Adviser may aggregate securities orders so long as the Investment Adviser adheres to a policy of allocating investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients.  In no instance will the Portfolio’s securities be purchased from or sold to the Fund's principal underwriter, the Investment Adviser, or any affiliated person thereof, except to the extent permitted by SEC exemptive order or by applicable law.

The Investment Adviser shall report to the Board of Directors of the Fund at least quarterly with respect to brokerage transactions that were entered into by the Investment Adviser, pursuant to the foregoing paragraph, and shall certify to the Board that the commissions paid were reasonable in terms either of that transaction or the overall responsibilities of the Investment Adviser to the Fund and the Investment Adviser's other clients, that the total commissions paid by the Fund were reasonable in relation to the benefits to the Fund over the long term, and that such commissions were paid in compliance with Section 28(e) of the Securities Exchange Act of 1934.
SECTION 5. CONFORMITY WITH LAW; CONFIDENTIALITY.  The Investment Adviser further agrees that it will comply with all applicable rules and regulations of all federal regulatory agencies having jurisdiction over the Investment Adviser in the performance of its duties hereunder.  The Investment Adviser will treat confidentially and as proprietary information of the Fund all records and other information relating to the Fund and prior, present, or potential shareholders (except with respect to clients of the Investment Adviser) and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund. Where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply with a request for records or other information relating to the Fund, the Investment Adviser may comply with such request prior to obtaining the Fund’s written approval, provided that the Investment Adviser has taken reasonable steps to promptly notify the Fund, in writing, upon receipt of the request.
SECTION 6. SERVICES NOT EXCLUSIVE.  The Investment Adviser and its officers may act and continue to act as investment managers for others, and nothing in this Agreement shall in any way be deemed to restrict the right of the Investment Adviser to perform investment management or other services for any other person or entity, and the performance of such services for others shall not be deemed to violate or give rise to any duty or obligation to the Portfolio or the Fund.
Nothing in this Agreement shall limit or restrict the Investment Adviser or any of its directors, officers, affiliates or employees from buying, selling or trading in any securities for its or their own account.  The Fund acknowledges that the Investment Adviser and its directors, officers, affiliates, employees and other clients may, at any time, have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired or disposed of for the Portfolio.  The Investment Adviser shall have no obligation to acquire for the Portfolio a position in any investment which the Investment Adviser, its directors, officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, so long as it continues to be the policy and practice of the Investment Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities so that, to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.
The Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser to comply with Sections 17(d) and 17(j) of the 1940 Act, and the rules thereunder, nor constitute a waiver by the Fund of the obligations imposed upon the Investment Adviser under Section 206 of the Investment Advisers Act of 1940 and the rules thereunder.  Further, the Investment Adviser agrees that this Section 6 does not constitute a waiver by the Fund of the fiduciary obligation of the Investment Adviser arising under federal or state law, including Section 36 of the 1940 Act.  The Investment Adviser agrees that this Section 6 shall be interpreted consistent with the provisions of Section 17(i) of the 1940 Act.
SECTION 7. BOOKS AND RECORDS.  In compliance with the requirements of Rule 3la‑3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request.  The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la‑2 under the 1940 Act the records required to be maintained by Rule 3la‑1 under the 1940 Act.

SECTION 8. EXPENSES.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Portfolio shall bear all of its own expenses not specifically assumed by the Investment Adviser.  General expenses of the Fund not readily identifiable as belonging to an investment portfolio of the Fund shall be allocated among all investment portfolios by or under the direction of the Fund's Board of Directors in such manner as the Board determines to be fair and equitable.  Expenses borne by the Portfolio shall include, but are not limited to, the following (or the Portfolio's share of the following):  (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Investment Adviser; (c) filing fees and expenses relating to the registration and qualification of the Fund and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Fund's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy materials that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value the Portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Fund to its directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparing, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Portfolio are allocated to such class.
SECTION 9. VOTING.  The Investment Adviser shall have the authority to vote as agent for the Portfolio, either in person or by proxy, tender and take all actions incident to the ownership of all securities in which the Portfolio’s assets may be invested from time to time, subject to such policies and procedures as the Board of Directors of the Fund may adopt from time to time.
SECTION 10. RESERVATION OF NAME.  The Investment Adviser shall at all times have all rights in and to the Portfolio’s name and all investment models used by or on behalf of the Portfolio.  The Investment Adviser may use the Portfolio’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder and the Fund shall execute and deliver any and all documents required to indicate the consent of the Fund to such use. The Fund hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Portfolio, the name of the Portfolio will be changed to one that does not suggest an affiliation with the Investment Adviser.
SECTION 11. COMPENSATION.
(a) For the services provided and the expenses assumed pursuant to this Agreement with respect to the Portfolio, the Fund will pay the Investment Adviser from the assets of the Portfolio and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Portfolio’s average daily net assets. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month.
(b) The fee attributable to the Portfolio shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund. The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Portfolio for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser.
SECTION 12. LIMITATION OF LIABILITY.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Portfolio will indemnify the Investment Adviser against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Investment Adviser.  Indemnification shall be made only following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Portfolio who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion.  The Investment Adviser shall be entitled to advances from the Portfolio for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law.  The Investment Adviser shall provide to the Portfolio a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Portfolio has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met.  In addition, at least one of the following additional conditions shall be met:  (a) the Investment Adviser shall provide a security in form and amount acceptable to the Portfolio for its undertaking; (b) the Portfolio is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based upon a review of facts readily available to the Portfolio at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.  Any amounts payable by the Portfolio under this Section shall be satisfied only against the assets of the Portfolio and not against the assets of any other investment portfolio of the Fund.

The limitations on liability and indemnification provisions of this Section 12 shall not be applicable to any losses, claims, damages, liabilities or expenses arising from the Investment Adviser's rights to the Portfolio’s name.  The Investment Adviser shall indemnify and hold harmless the Fund and the Portfolio for any claims arising from the use of the term “Orinda” in the name of the Portfolio.
SECTION 13. DURATION AND TERMINATION.  This Agreement shall become effective with respect to the Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall continue with respect to the Portfolio until August 16, 2018,  Thereafter, if not terminated, this Agreement shall continue with respect to the Portfolio for successive annual periods ending on August 16, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated with respect to the Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days' prior written notice to the Investment Adviser, or by the Investment Adviser at any time, without payment of any penalty, on 60 days' prior written notice to the Fund.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act).
SECTION 14. AMENDMENT OF THIS AGREEMENT.  No provision of this Agreement may be changed, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought, and, unless otherwise permitted by the 1940 Act, no amendment of this Agreement affecting the Portfolio shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.
SECTION 15. MISCELLANEOUS.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

SECTION 16. NOTICE. All notices hereunder shall be given in writing and delivered by hand, national overnight courier, facsimile (provided written confirmation of receipt is obtained and said notice is sent via first class mail on the next business day) or mailed by certified mail, return receipt requested, as follows:
If to the Fund:
The RBB Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
Attention: Salvatore Faia
Email: sfaia@vigilantcompliance.com

If to the Investment Adviser:

Orinda Asset Management, LLC
4 Orinda Way, Suite 150-A
Orinda, CA 94563
Attention:  _______________
[Fax/Phone/Email]

The effective date of any notice shall be (i) the date such notice is sent if such delivery is effected by hand or facsimile, (ii) one business day after the date such notice is sent if such delivery is effected by national overnight courier; or (iii) the fifth (5th) Business Day after the date of mailing thereof.
SECTION 17. GOVERNING LAW.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.
SECTION 18. COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
THE RBB FUND, INC.

By: ______________
Name: Salvatore Faia
Title: President

ORINDA ASSET MANAGEMENT, LLC

By: _______________
Name:
Title:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

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PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **IVR** when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call 800-714-3306 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

ORINDA INCOME OPPORTUNITIES FUND
A Series of Advisors Series Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 15, 2017
The undersigned, revoking prior proxies, hereby appoints Douglas G. Hess and Cheryl L. King, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of the Orinda Income Opportunities Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on March 15, 2017, at 10:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.
Do you have questions?
If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free
800-714-3306. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 15, 2017:

The proxy statement is available online at: https://www.proxyonline.com/docs/orinda2017.pdf.